UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 17, 2005

                          ----------------------------

                                 IPAYMENT, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                                    000-50280
                            (Commission File Number)


                                   62-1847043
                     (I.R.S. Employer Identification Number)


                      40 Burton Hills Boulevard, Suite 415
                               Nashville, TN 37215
              (Address and zip code of principal executive offices)


                                 (615) 665-1858
                         (Registrant's telephone number,
                              including area code)


                                       N/A
              (Name or former address if changed since last report)





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(b) On August 5, 2005, iPayment, Inc. (the "Company") reported the resignation of David Vandewater, a member of the Company's Board of Directors and Audit Committee. On August 17, 2005, the Company received a letter from the Nasdaq Stock Market informing the Company that it no longer complies with Nasdaq's requirement under Marketplace Rule 4350(d)(2) that the Audit Committee be comprised of at least three members. Pursuant to Marketplace Rule 4350(d)(4), the Company has until the earlier of its next annual shareholders' meeting or August 7, 2006 to regain compliance with this requirement. The Company intends to take the necessary actions to comply with this requirement.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IPAYMENT, INC.

                                 By: /s/ Afshin M. Yazdian
                                    --------------------------------------------
                                    Name:  Afshin M. Yazdian
                                    Title: Executive Vice President, General
                                           Counsel and Secretary



Dated:  August 18, 2005


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